Exhibit 21.1

Name	Jurisdiction of Incorporation

AGN Seabreeze, LLC	US - Delaware
Allergan (Thailand) Limited	Thailand
Allergan AG	Switzerland
Allergan ApS	Denmark
Allergan AS	Norway
Allergan Asia Limited	Hong Kong
Allergan Australia Pty Limited	Australia
Allergan B.V.	Netherlands, The
Allergan Botox Unlimited Company	Ireland
Allergan C.I.S. SARL	Russian Federaion
Allergan Costa Rica S.R.L	Costa Rica
Allergan de Colombia S.A.	Colombia
Allergan de Venezuela, C.A.	Venzuela
Allergan Development I Unlimited Company	Ireland
Allergan Development II Unlimited Company	Ireland
Allergan Development Ventures I Ireland Unlimited Company	Ireland
Allergan Development Ventures I LP	Bermuda
Allergan Development Ventures I UK	UK
Allergan France SAS	France
Allergan Healthcare India Private Limited	India
Allergan Healthcare Philippines, Inc.	Philippines
Allergan Hellas Pharmaceuticals S.A.	Greece
Allergan Holdings B Ltd.	Bermuda
Allergan Holdings C Ltd	Cayman Island
Allergan Holdings France SAS	France
Allergan Holdings Limited	UK
Allergan Holdings S. à r.l.	Luxembourg
Allergan Holdings, Inc.	US - Delaware
Allergan Hong Kong Limited	Hong Kong
Allergan Hungary Kft.	Hungary
Allergan Ilaclari Ticaret A.S.	Turkey
Allergan Inc.	Canada
Allergan India Private Limited	India
Allergan Industrie SAS	France
Allergan Information Consulting (Shanghai) Co., Ltd.	China
Allergan International YK	Japan
Allergan Israel Limited	Israel
Allergan Japan KK	Japan
Allergan KK	Japan
Allergan Korea Ltd	Korea
Allergan Laboratorios Limitada	Chile
Allergan Limited	UK
Allergan Luxembourg S.à r.l.	Luxembourg
Allergan Malaysia Sdn. Bhd.	Malaysia
Allergan Medical GmbH (f/k/a Allergan Medical S.à r.l.)	Switzerland
Allergan Middle East FZ-LLC	United Arab Emirates
Allergan N.V.	Belgium
Allergan New Zealand Ltd.	New Zealand
Allergan NK	Japan
Allergan Norden AB	Sweden
Allergan Norden AB Finnish branch	Finland
Allergan Optical Irvine, Inc.	US - California
Allergan Pharmaceuticals (Proprietary) Ltd.	South Africa
Allergan Pharmaceuticals Holdings (Ireland) Unlimited Company	Ireland
Allergan Pharmaceuticals Ireland	Cayman Island
Allergan Pharmaceuticals Ireland	Ireland

Allergan Pharmaceuticals Taiwan Co. Ltd.	Taiwan
Allergan Productos Farmaceuticos S.A.	Argentina
Allergan Produtos Farmaceuticos Ltda.	Brazil
Allergan Property Holdings, LLC	US - Delaware
Allergan Puerto Rico Holdings, Inc.	US - Delaware
Allergan S.A.	Spain
Allergan S.p.A.	Italy
Allergan Sales Puerto Rico, Inc.	US - California
Allergan Sales, LLC.	US - Delaware
Allergan Services International, Limited	Ireland
Allergan Servicios Profesionales, S. de R.L. de C.V.	Mexico
Allergan, S.A. de C.V.	Mexico
Actavis Acquisition 1 S.à r.l. (f/k/a Watson Pharma S. à r.l.)	Luxembourg
Actavis Acquisition 2 S.à r.l. (f/k/a Watson Pharma Actavis S.à r.l.)	Luxembourg
Actavis Capital S.à r.l. (f/k/a Actavis WC Holding S. a r.l.)	Luxembourg
Actavis Capital S.à r.l., Luxembourg, Zweigniederlassung Zug Branch	Switzerland
Actavis Finance S.à r.l.	Luxembourg
Actavis Funding SCS	Luxembourg
Actavis International Holding S.à r.l. (f/k/a Watson PhHldg.)	Luxembourg
Actavis Ireland Holding Limited	Ireland
Actavis Luxembourg International S.à r.l.	Luxembourg
Actavis Pharma Holding S.à r.l. (f/k/a WatsonPharma Holding S.à r.l.)	Luxembourg
Actavis W.C. Holding Inc.	US - Delaware
Actavis WC 1 S.a r.l. (f/k/a WC Luxembourg S. à r.l.)	Luxembourg
Actavis WC 2 S.a r.l. (f/k/a WC Luxco S.à r.l.)	Luxembourg
Actavis WC 3 S.a r.l. (f/k/a WC Luxco Holdings S.à r.l. )	Luxembourg
Actavis, Inc. II SCS	Luxembourg
Actavis, Inc. SCS (f/k/a Watson Pharmaceuticals, Inc. SCS)	Luxembourg
AHI C.V.	Netherlands, The
AHI CV HoldCo, LLC	US - Delaware
AHI CV HoldCo, LLC, Irish Branch	Ireland
Akarna Therapeutics, Limited	UK
Allergan AHI S.á r.l.	Luxembourg
Allergan AHI S.á r.l., Luxembourg, Zweigniederlassung Zug Branch	Switzerland
Allergan Baltics, UAB	Lithuania
Allergan Baltics, UAB Eesti filiaal	Estonia Branch
Allergan Baltics, UAB Latvijas filias	Latvia
Allergan Biologics Ltd. (f/k/a Actavis Biodesign Ltd., Eden Biodesign Ltd.)	UK
Allergan Bulgaria EOOD	Bulgaria
Allergan CZ, s.r.o.	Czech Republic
Allergan d.o.o. Beograd	Serbia
Allergan Egypt Scientific Office	Egypt
Allergan EquiCo BV	Netherlands, The
Allergan Finance, LLC (f/k/a Actavis, Inc.)	US - Nevada
Allergan Holdco UK Limited	UK
Allergan Holdco US, Inc.	US - Delaware
Allergan Holdings 2 BV	Netherlands, The
Allergan Holdings B1, Unlimited	Bermuda
Allergan Holdings B2 Unlimited	Bermuda
Allergan Holdings Unlimited Company (f/k/a Furiex Holdings Unlimited Company)	Ireland
Allergan Ireland Holdings Ltd.	Ireland
Allergan Medical Pty Ltd.	Australia
Allergan Pharma Co. (f/k/a Actavis Specialty Pharmaceuticals Co., and Watson Pharma Co.)	Canada
Allergan Pharma Limited (f/k/a Aptalis Pharma Ltd., f/k/a Allergan Pharmaceuticals International Ltd.)	Ireland
Allergan Pharmaceuticals International Limited (f/k/a Aptalis Pharma Ltd.).	Ireland
Allergan Pharmaceuticals International Limited Jordan Office	Jordan
Allergan Pharmaceuticals International Limited Jordan Office	Jordan
Allergan Pharmaceuticals International Limited Lebanon Office	Lebanon

Allergan Pharmaceuticals International Limited Lebanon Office	Lebanon
Allergan Saudi Arabia LLC	Saudi Arablia
Allergan Singapore Pte. Ltd.	Singapore
Allergan Singapore Pte. Ltd. Indonesia Rep Office	Indonesia
Allergan Singapore Pte. Ltd. Vietnam Rep Office	Vietnam
Allergan SK S.r.o.	Slovak Republic
Allergan Sp. Z.o.o.	Poland
Allergan Specialty Therapeutics, Inc.	US - Delaware
Allergan SRL	Romania
Allergan UK LLP	UK
Allergan Ukraine, LLC	Ukraine
Allergan USA, Inc.	US - Delaware
Allergan WC Ireland Holdings Ltd. (f/k/a Warner Chilcott plc)	Ireland
Allergan, Inc.	US - Delaware
Anterios, Inc.	US - Delaware
APBI Holdings, LLC	US - North Carolina
Aptalis Holding B.V.	Netherlands, The
Aptalis Holdings, Inc.	US - Delaware
Aptalis Netherlands B.V.	Netherlands, The
Aptalis Pharma Canada ULC	Canada
Aptalis Pharma GmbH	Germany
Aptalis Pharma S.r.l.	Italy
Aptalis Pharma UK Limited	UK
Aptalis Pharma US, Inc.	US - Delaware
AqueSys, Inc.	US - Delaware
Axcan EU LLC	US - Delaware
Axcan Pharma (Australia) Pty Ltd	Australia
Cerexa Inc.	US - Delaware
Chase Pharmaceuticals Corporation	US - Delaware
Collagen Aestethics Benelux S.A.	Belgium
Commack Properties, Inc.	US - Delaware
Del Mar Indemnity Company, LLC	US - Hawaii
Development Partners, LLC	US - Delaware
Dogwood Pharmaceuticals, Inc.	US - Delaware
Durata Therapeuctics U.S. Limited	US - Delaware
Durata Therapeutics Holding C.V.	Netherlands, The
Durata Therapeutics International B.V.	Netherlands, The
Durata Therapeutics Limited	UK
Durata Therapeutics, Inc.	US - Delaware
Eden Biodesign, LLC (f/k/a Eden Biodesign Inc.)	US - Delaware
Eden Biopharm Group Ltd.	UK
Eden Biopharm Ltd.	UK
Eurand France S.A.S.	France
Exemplar Pharma LLC	US - Delaware
Femalon SPRL	Belgium
FL Cincinnati I Inc.	US - Delaware
FL Holding C.V.	Netherlands, The
FLI International LLC	US - Delaware
Forest Finance B.V.	Netherlands, The
Forest Holdings France S. A.S.	France
Forest Laboratories Canada Inc.	Canada
Forest Laboratories Holdings Unlimited Company	Ireland
Forest Laboratories Ireland Ltd	Ireland
Forest Laboratories Products Corp.	US - Delaware
Forest Laboratories, LLC	US - Delaware
Forest Pharmaceuticals, Inc.	US - Delaware
Forest Research Institute, Inc.	US - New Jersey
ForSight VISION5, Inc.	US - Delaware
FRX Churchill Holdings, Inc.	US - Delaware

Furiex Pharmaceuticals, LLC	US - Delaware
Gastro Services Pty Ltd	Australia
GenuPro, LLC	US - North Carolina
Herbert Laboratories	US - California
Inamed Corporation	US - Delaware
Inamed Development Corporation	US - California
Inamed Do Brazil Ltda	Brazil
Inamed, LLC	US - Delaware
Inwood Laboratories, Inc.	US - New York
Ireland Actavis Finance Ltd.	Ireland
Kythera Biopharmaceuticals (Europe) Limited	UK
Kythera Biopharmaceuticals Australia Pty Ltd.	Australia
Kythera Biopharmaceuticals, Inc.	US - Delaware
Kythera Holdings Ltd.	Bermuda
LifeCell Canada, Inc.	Canada
LifeCell Corporation	US - Delaware
LifeCell EMEA Limited	UK
LifeCell EMEA Limited Austria branch	Austria
LifeCell EMEA Limited Austria branch	Austria
LifeCell EMEA Limited Denmark branch	Denmark
LifeCell EMEA Limited Denmark branch	Denmark
LifeCell EMEA Limited France branch	France
LifeCell EMEA Limited Germany branch	Germany
LifeCell EMEA Limited Italy branch	Italy
LifeCell EMEA Limited Netherlands branch	Netherlands, The
LifeCell EMEA Limited Sucursal en Espaňa	Spain
LifeCell EMEA Limited Sverige Filial	Sweden
LifeCell EMEA Limited, Oxford, Zweigniederlassung Zürich	Switzerland
LifeCell Medical Resources Limited	Ireland
M8 Holdings LLC	US - Delaware
MAP Pharmaceuticals, Inc.	US - Delaware
McGahn Ireland Holdings Ltd.	Ireland
McGahn Limited (In liquidation)	Ireland
McGahn Medical BV	Netherlands, The
Motus Therapeutics, Inc.	US - Delaware
MPEX London Limited	UK
MPEX Pharmaceuticals, Inc.	US - Delaware
Naurex Inc.	US - Delaware
Northwood Medical Innovation, Ltd.	UK
Oculeve, Inc.	US - Delaware
Odyssea Pharma SPRL	Belgium
Pacific Pharma, Inc.	US - Delaware
Pharm-Allergan GmbH	Germany
Pharm-Allergan GmbH Austria branch	Austria
Pharmax Holding Limited	US - Delaware
Seabreeze LP Holdings, LLC	US - Delaware
Seabreeze Silicone Unlimited Company	Ireland
Silicone Engineering Inc.	US - California
SourceCF Inhalation Systems, LLC	US - Delaware
Tango US Holdings Inc.	US - Delaware
The Seabreeze LP Holdings LLC AGN Seabreeze LLC Limited Partner	Ireland
Tobira Therapeutics, Inc.	US - Delaware
Topokine Therapeutics, Inc.	US - Delaware
Tosara Exports Unlimited Company	Ireland
Uteron Pharma SPRL	Belgium
Varioraw Percutive Sàrl	Switzerland
Vicuron Pharmaceuticals, Inc	US - Delaware
Vitae Pharmaceuticals, Inc.	US - Delaware
Warner Chilcott (US), LLC	US - Delaware

Warner Chilcott Corporation	US - Delaware
Warner Chilcott Deutschland GmbH	Germany
Warner Chilcott Holdings Company II, Limited	Bermuda
Warner Chilcott Holdings Company III, Limited	Bermuda
Warner Chilcott Intermediate (Ireland) Limited	Ireland
Warner Chilcott Leasing Equipment Inc.	US - Delaware
Warner Chilcott Limited	Bermuda
Warner Chilcott Nederland B.V.	Netherlands, The
Warner Chilcott Pharmaceuticals S. àr.l.	Switzerland
Warner Chilcott Sales (US), LLC	US - Delaware
WC Pharmaceuticals I Limited	Gibraltar